Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Julie Koenig Loignon
(502) 636-4502 (office)
(502) 262-5461 (mobile)
Julie.Koenig@kyderby.com

CHURCHILL DOWNS INCORPORATED REPORTS

2011 SECOND-QUARTER RESULTS

•	Net earnings from continuing operations climb 41 percent over Q2 of 2010

•	Online and Gaming businesses drive quarter-over-quarter increases in net revenue from continuing operations and EBITDA

•	Kentucky Oaks and Derby Week EBITDA grows $6.4 million over prior year

•	Free cash flow used to reduce long-term debt by $80.2 million since end of 2010

LOUISVILLE, Ky. (Wednesday, July 27, 2011) – Churchill Downs Incorporated (“CDI” or “the Company”) (NASDAQ: CHDN) today reported business results for the second quarter and six months ended June 30, 2011.

Net revenues from continuing operations for the quarter grew 16 percent compared to the prior-year period—to $249.7 million from $215.4 million—primarily due to the continued expansion and growth of CDI’s Online and Gaming business segments, which now include the Company’s 2010 acquisitions. CDI’s Online and Gaming segments recorded increases in net revenues from continuing operations of $16.7 million (up 56 percent) and $13.6 million (up 38 percent), respectively, when compared to the second quarter of 2010. The Online segment’s results for the second quarter of 2011 include three months of Youbet.com results as opposed to approximately one month of Youbet.com revenues reported during the second quarter of 2010. CDI’s most recent acquisition, Harlow’s Casino Resort & Hotel, generated $9.5 million in net revenues during the quarter, despite being forced to close for 25 days in May due to Mississippi River flooding, while Calder Casino’s net revenues improved $3.5 million over the comparable period in 2010.

EBITDA (earnings before interest, taxes, depreciation and amortization) for the second quarter of 2011 grew to $85.0 million, an increase of 41 percent from EBITDA of $60.4 million recorded in the second quarter of 2010. Racing Operations EBITDA increased $9.0 million quarter over quarter, driven primarily by Kentucky Oaks and Derby week increases in sponsorship, admissions, corporate hospitality and broadcast right fees that generated an extra $6.4 million of Kentucky Oaks and Derby Week EBITDA compared to the prior year. During the second quarter, Churchill Downs Racetrack also benefited from a $2.9 million reduction in operating expenses related to a tax-increment financing agreement with the Commonwealth of Kentucky. CDI’s Online and Gaming businesses also recorded quarter-over-quarter EBITDA increases of $6.7 million and $6.1 million, respectively.

Net earnings from continuing operations for the period were $40.0 million, or $2.36 per diluted common share, an increase of 41 percent from net earnings from continuing operations of $28.3 million, or $1.90 per diluted common share, in the second quarter of 2010.

“This was the first quarter to fully reflect the impact of our growth-through-diversification strategy that we adopted a few years ago,” CDI Chairman and Chief Executive Officer Robert L. Evans said. “Revenues,

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

EBITDA and net earnings from continuing operations set all-time records in the second quarter despite having to close our Harlow’s casino property for 25 days due to Mississippi River flooding. We have estimated an EBITDA loss of approximately $3 million related to Harlow’s temporary closure and are working with our insurance carriers to recover that amount as part of a business interruption claim. We continue to use the growing free cash flow generated by our operating activities to pay down long-term debt, which decreased by $80.2 million since the end of 2010, while examining other strategic ways in which we can deploy our capital.

“Looking ahead, we see continue to see four paths to additional growth for our Company. First, we believe our existing businesses will benefit if the economy continues to improve. Second, we are cautiously optimistic about the resolution of the Illinois gaming bill that would allow us to operate up to 1,200 slot machines at Arlington Park and up to 900 slot machines at Quad City Downs. Third, we believe there are opportunities ahead for our Online business through the growth of TwinSpires.com, as bettors shift their wagers to the online channel, and through the possible expansion of legal Internet gaming in the United States. Finally, our business development processes and capabilities are significantly stronger, and we have the balance sheet capacity to continue to look for acquisition opportunities in regional casino gaming and elsewhere.”

A conference call regarding this news release is scheduled for Thursday, July 28, 2011, at 9 a.m. EDT. Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast and broadcast of the call at http://ir.churchilldownsincorporated.com/events.cfm or by dialing (877) 372-0878 and entering the conference ID number 52962971 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. An online replay of the call will be available at http://ir.churchilldownsincorporated.com/events.cfm by noon EDT. A copy of the Churchill Downs Incorporated’s news release announcing quarterly results and relevant financial and statistical information about the period will be accessible at www.churchilldownsincorporated.com.

In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), CDI has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”). CDI uses EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. CDI believes the use of this measure enables management and investors to evaluate and compare, from period to period, CDI’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of CDI’s financial results in accordance with GAAP. A reconciliation of EBITDA to net earnings is included in the Supplemental Information by Operating Unit table within this news release.

Churchill Downs Incorporated (“CDI”) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates four world-renowned Thoroughbred racing facilities: Arlington Park in Illinois, Calder Casino & Race Course in Florida, Churchill Downs Racetrack in Kentucky and Fair Grounds Race Course & Slots in Louisiana. CDI operates Harlow’s Casino Resort & Hotel in Greenville, Miss., as well as slot and gaming operations in Florida and Louisiana. CDI tracks are host to North America’s most prestigious races, including the Arlington Million, the Kentucky Derby and the Kentucky Oaks, the Louisiana Derby and the Princess Rooney. Churchill Downs Racetrack will host the Breeders’ Cup World Championships for a record eighth time Nov. 4-5, 2011. CDI also owns off-track betting facilities; TwinSpires.com and other advance-deposit wagering providers; United Tote; television production, telecommunications and racing service companies such as Bloodstock Research Information Services; and an interest in the national cable and satellite network, HorseRacing TV. Information about CDI can be found online at www.churchilldownsincorporated.com.

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

Information set forth in this discussion and analysis contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this Quarterly Report on Form 10-Q are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at Indiana and other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full fields horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately or keep its technology current; our accountability for environmental contamination; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate Youbet, Harlow’s and any other businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

The reader should read this discussion in conjunction with the Condensed Consolidated Financial Statements included in this Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for further information, including Part I – Item 1A, “Risk Factors” for a discussion regarding some of the reasons that actual results may be materially different from those we anticipate, as modified by Part II – Item 1A, “Risk Factors” of this Quarterly Report on
Form 10-Q.

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

CHURCHILL DOWNS INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF NET EARNINGS

For the three months ended June 30, 2011, and 2010

(Unaudited)

(in thousands, except per common share data)

	Three Months Ended June 30,
	2011	2010	% Change
Net revenues
Racing	$148,205	$147,440	1
Gaming	49,459	35,848	38
Online	46,526	29,847	56
Other	5,496	2,260	F

	249,686	215,395	16

Operating expenses
Racing	91,090	96,770	(6)
Gaming	38,237	31,617	21
Online	28,851	20,912	38
Other	5,732	2,154	U
Selling, general and administrative expenses	18,301	15,617	17

Operating income	67,475	48,325	40

Other income (expense):
Interest income	56	17	F
Interest expense	(3,461)	(1,420)	U
Equity in earnings (loss) of unconsolidated investments	460	(290)	F
Miscellaneous, net	3,158	359	F

	213	(1,334)	F

Earnings from continuing operations before provision for income taxes	67,688	46,991	44

Income tax provision	(27,698)	(18,722)	48

Earnings from continuing operations	39,990	28,269	41

Discontinued operations, net of income taxes:
Loss from operations	—	(664)	F
Gain on sale of assets	157	—	F

Net earnings	$40,147	$27,605	45

Net earnings per common share data:
Basic
Earnings from continuing operations	$2.38	$1.90	25
Discontinued operations	0.01	(0.05)	F

Net earnings	$2.39	$1.85	29

Diluted
Earnings from continuing operations	$2.36	$1.90	24
Discontinued operations	0.01	(0.05)	F

Net earnings	$2.37	$1.85	28

Weighted average shares outstanding
Basic	16,444	14,440
Diluted	16,935	14,895

NM: Not meaningful            U: > 100% unfavorable            F: > 100% favorable

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

CHURCHILL DOWNS INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF NET EARNINGS

For the six months ended June 30, 2011, and 2010

(Unaudited)

(in thousands, except per common share data)

	Six Months Ended June 30,
	2011	2010	% Change
Net revenues
Racing	$179,833	$180,453	NM
Gaming	108,546	69,596	56
Online	83,329	48,142	73
Other	9,532	2,367	F

	381,240	300,558	27

Operating expenses
Racing	136,675	142,835	(4)
Gaming	79,639	60,524	32
Online	55,216	33,392	65
Other	10,783	2,611	U
Selling, general and administrative expenses	34,305	28,656	20

Operating income	64,622	32,540	99

Other income (expense):
Interest income	124	128	(3)
Interest expense	(5,921)	(2,678)	U
Equity in earnings of unconsolidated investments	44	153	(71)
Miscellaneous, net	3,615	653	F

	(2,138)	(1,744)	23

Earnings from continuing operations before provision for income taxes	62,484	30,796	F

Income tax provision	(25,680)	(10,671)	U

Earnings from continuing operations	36,804	20,125	83

Discontinued operations, net of income taxes:
Earnings (loss) from operations	1	(1,188)	F
Gain on sale of assets	157	—	F

Net earnings	$36,962	$18,937	95

Net earnings per common share data:
Basic
Earnings from continuing operations	$2.19	$1.39	58
Discontinued operations	0.01	(0.08)	F

Net earnings	$2.20	$1.31	68

Diluted
Earnings from continuing operations	$2.18	$1.39	57
Discontinued operations	0.01	(0.08)	F

Net earnings	$2.19	$1.31	67

Weighted average shares outstanding
Basic	16,401	14,027
Diluted	16,899	14,490

NM: Not meaningful            U: > 100% unfavorable            F: > 100% favorable

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the three months ended June 30, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended June 30,
	2011	2010	% Change

Net revenues from external customers:
Churchill Downs	$95,839	$92,019	4
Arlington Park	22,050	23,950	(8)
Calder	19,412	20,647	(6)
Fair Grounds	10,904	10,824	1

Total Racing Operations	148,205	147,440	1
Calder Casino	21,711	18,219	19
Fair Grounds Slots	9,458	9,092	4
VSI	8,789	8,537	3
Harlow’s Casino	9,501	—	F

Total Gaming	49,459	35,848	38
Online Business	46,526	29,847	56
Other Investments	5,358	2,264	F
Corporate	138	(4)	F

Net revenues	$249,686	$215,395	16

Intercompany net revenues:
Churchill Downs	$3,464	$2,428	43
Arlington Park	1,159	919	26
Calder	486	351	38
Fair Grounds	—	8	U

Total Racing Operations	5,109	3,706	38
Online Business	219	217	1
Other Investments	1,153	642	80
Eliminations	(6,481)	(4,565)	42

Net revenues	$—	$—

Reconciliation of Segment EBITDA to net earnings:
Racing	$58,447	$49,428	18
Gaming	12,798	6,706	91
Online	11,308	4,654	F
Other Investments	1,045	907	15
Corporate	1,385	(1,311)	F

Total EBITDA	84,983	60,384	41
Depreciation and amortization	(13,890)	(11,990)	16
Interest (expense) income, net	(3,405)	(1,403)	U
Income tax expense	(27,698)	(18,722)	48

Earnings from continuing operations	39,990	28,269	41
Discontinued operations, net of income taxes	157	(664)	F

Net earnings	$40,147	$27,605	45

NM: Not meaningful            U: > 100% unfavorable            F: > 100% favorable

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the six months ended June 30, 2011, and 2010

(in thousands, except per common share data)

	Six Months Ended June 30,
	2011	2010	% Change

Net revenues from external customers:
Churchill Downs	$98,161	$94,604	4
Arlington Park	31,398	33,786	(7)
Calder	22,080	23,619	(7)
Fair Grounds	28,194	28,444	(1)

Total Racing Operations	179,833	180,453	NM
Calder Casino	42,323	31,759	33
Fair Grounds Slots	21,630	20,650	5
VSI	18,216	17,187	6
Harlow’s Casino	26,377	—	F

Total Gaming	108,546	69,596	56
Online Business	83,329	48,142	73
Other Investments	9,323	2,364	F
Corporate	209	3	F

Net revenues	$381,240	$300,558	27

Intercompany net revenues:
Churchill Downs	$3,612	$2,536	42
Arlington Park	1,692	1,343	26
Calder	547	375	46
Fair Grounds	778	547	42

Total Racing Operations	6,629	4,801	38
Online Business	415	381	9
Other Investments	1,752	1,015	73
Eliminations	(8,796)	(6,197)	42

Net revenues	$—	$—

Reconciliation of Segment EBITDA to net earnings:
Racing	$45,809	$36,565	25
Gaming	30,331	11,645	F
Online	18,853	8,649	F
Other Investments	953	1,125	(15)
Corporate	211	(2,623)	F

Total EBITDA	96,157	55,361	74
Depreciation and amortization	(27,876)	(22,015)	27
Interest (expense) income, net	(5,797)	(2,550)	U
Income tax expense	(25,680)	(10,671)	U

Earnings from continuing operations	36,804	20,125	83
Discontinued operations, net of income taxes	158	(1,188)	F

Net earnings	$36,962	$18,937	95

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the three and six months ended June 30, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended June 30,		Change
	2011	2010	$	%
Management fee expense (income):
Racing Operations	$4,528	$5,027	$(499)	-10%
Gaming	880	316	564	U
Online Business	1,058	640	418	65%
Other Investments	155	107	48	45%
Corporate	(6,621)	(6,090)	(531)	-9%

Total management fees	$—	$—	$—

	Six Months Ended		Change
	2011	2010	$	%
Management fee expense (income):
Racing Operations	$5,990	$7,472	$(1,482)	-20%
Gaming	3,487	2,314	1,173	51%
Online Business	2,690	2,026	664	33%
Other Investments	356	143	213	U
Corporate	(12,523)	(11,955)	(568)	-5%

Total management fees	$—	$—	$—

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the three and six months ended June 30, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended June 30, 2010
	Previously Reported	Revised	Effect of Change
Net revenues from external customers:
Churchill Downs	$89,390	$92,019	$2,629
Arlington Park	23,050	23,950	900
Calder	18,294	20,647	2,353
Fair Grounds	9,898	10,824	926

Total Racing Operations	140,632	147,440	6,808
Calder Casino	12,779	18,219	5,440
Fair Grounds Slots	8,625	9,092	467
VSI	6,782	8,537	1,755

Total Gaming	28,186	35,848	7,662
Online Business	29,393	29,847	454
Other Investments	2,305	2,264	(41)
Corporate	(4)	(4)	—

Net revenues from external customers	$200,512	$215,395	$14,883

	Six Months Ended June 30, 2010
	Previously Reported	Revised	Effect of Change
Net revenues from external customers:
Churchill Downs	$91,530	$94,604	$3,074
Arlington Park	32,088	33,786	1,698
Calder	21,244	23,619	2,375
Fair Grounds	26,425	28,444	2,019

Total Racing Operations	171,287	180,453	9,166
Calder Casino	21,745	31,759	10,014
Fair Grounds Slots	19,116	20,650	1,534
VSI	13,657	17,187	3,530

Total Gaming	54,518	69,596	15,078
Online Business	47,350	48,142	792
Other Investments	2,404	2,364	(40)
Corporate	3	3	—

Net revenues from external customers	$275,562	$300,558	$24,996

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

CHURCHILL DOWNS INCORPORATED

CONDENSED, CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$31,031	$26,901
Restricted cash	67,371	61,891
Accounts receivable, net of allowance for doubtful accounts of $4,032 in 2011 and $4,098 in 2010	41,196	33,307
Deferred income taxes	17,875	16,136
Income taxes receivable	—	11,674
Other current assets	20,210	20,086

Total current assets	177,683	169,995

Property and equipment, net	486,973	507,476
Goodwill	213,752	214,528
Other intangible assets, net	109,632	113,436
Other assets	10,463	12,284

Total assets	$998,503	$1,017,719

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$56,302	$47,703
Bank overdraft	6,819	5,660
Purses payable	18,293	12,265
Accrued expenses	49,191	49,754
Income taxes payable	19,658	—
Dividends payable	—	8,165
Deferred revenue	14,388	24,512
Deferred riverboat subsidy	44,239	40,492

Total current liabilities	208,890	188,551

Long-term debt	184,961	265,117
Convertible note payable, related party	—	15,075
Other liabilities	16,035	17,775
Deferred revenue	15,518	15,556
Deferred income taxes	8,803	9,431

Total liabilities	434,207	511,505

Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 17,150 shares issued at June 30, 2011 and 16,571 shares issued at December 31, 2010	257,623	236,503
Retained earnings	306,673	269,711

Total shareholders’ equity	564,296	506,214

Total liabilities and shareholders’ equity	$998,503	$1,017,719

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Churchill Downs Incorporated Reports 2011 Second-Quarter Results

Wednesday, July 27, 2011

CHURCHILL DOWNS INCORPORATED

CONDENSED, CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2011, and 2010

(unaudited)

(in thousands)

	2011	2010
Cash flows from operating activities:
Net earnings	$36,962	$18,937
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	27,878	22,015
Asset impairment loss	157	1,598
Gain on asset disposition	(46)	(12)
Gain on sale of assets	(271)	—
Gain on derivative instruments	(3,096)	(408)
Share-based compensation	2,966	1,586
Deferred tax provision	(1,566)	—
Other	1,990	748
Increase (decrease) in cash resulting from changes in operating assets and liabilities, net of business acquisitions:
Restricted cash	(4,607)	(15,834)
Accounts receivable	(7,810)	(4,943)
Other current assets	(5,136)	(6,677)
Accounts payable	10,865	9,448
Purses payable	6,028	6,039
Accrued expenses	4,312	6,646
Deferred revenue	3,306	10,441
Income taxes payable	31,097	6,690
Other assets and liabilities	1,780	1,612

Net cash provided by operating activities	104,809	57,886

Cash flows from investing activities:
Additions to property and equipment	(10,867)	(52,148)
Acquisition of business, net of cash acquired	—	(32,408)
Acquisition of gaming license	(2,250)	—
Proceeds on sale of property and equipment	46	13
Change in deposit wagering asset	(873)	(873)

Net cash used in investing activities	(13,944)	(85,416)

Cash flows from financing activities:
Borrowings on bank line of credit	157,403	132,498
Repayments on bank line of credit	(237,560)	(66,075)
Repayment of note payable, related party	—	(24,043)
Change in book overdraft	1,159	3,390
Payment of dividends	(8,165)	(6,777)
Repurchase of common stock	(445)	(1,187)
Change in deposit wagering liability	873	332

Net cash (used in) provided by financing activities	(86,735)	38,138

Net increase in cash and cash equivalents	4,130	10,608
Cash and cash equivalents, beginning of period	26,901	13,643

Cash and cash equivalents, end of period	$31,031	$24,251

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